UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2019

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or	File Number)	Identification No.)
organization)

5600 Clearfork Main Street, Suite 400

Fort Worth, Texas 76109

(Address of principal executive office) (Zip Code)

(817) 618-4020
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                 Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2019, William L. Transier was appointed to the board of directors (the “Board”) of Emerge Energy Services GP, LLC (the “General Partner”), the general partner of Emerge Energy Services, LP (the “Partnership” and, together with the General Partner, the “Company”). The size of the Board was increased from ten to eleven members in connection with this appointment. Mr. Transier was also appointed to the newly formed Special Committee of the Board.

There is no arrangement or understanding between Mr. Transier and any other persons pursuant to which he was appointed as a director. There are no relationships between Mr. Transier and the Partnership or the General Partner that would require disclosure pursuant to Item 404(a) of Regulation S-K. For his services on the Board, Mr. Transier will receive an annual retainer of $360,000, paid in equal monthly installments in advance, and the remainder of which will be payable to Mr. Transier in a lump sum upon a termination of his service by the Company without cause, subject to his execution and non-revocation of a release of claims.  In such an event, the Company also has agreed to execute a general release of claims against Mr. Transier. Mr. Transier will have rights to indemnification pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership.

The foregoing description is qualified in its entirety by reference to the Non-Employee Director Compensation Letter, dated April 23, 2019, by and between the Company and Mr. Transier, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1†	Non-Employee Director Compensation Letter, dated April 23, 2019, by and between Emerge Energy Services GP LLC, Emerge Energy Services LP and William L. Transier.

† Compensatory plan, contract or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: April 25, 2019	By:	/s/ Deborah Deibert
		Name:	Deborah Deibert
		Title:	Chief Financial Officer